Home Equity Loan-Backed Term Not

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
Servicing Certificate
Beginning Pool Balance                                                              257,713,077.80
Beginning PFA                                                                        15,002,922.20
Ending Pool Balance                                                                 258,986,236.16
Ending PFA Balance                                                                   13,729,763.84
Principal Collections                                                                 8,410,289.87
Principal Draws                                                                       9,683,448.23
Net Principal Collections                                                                        -
Active Loan Count                                                                           11,141

Current Month Repurchases - Units                                                                -
Current Month Repurchases - Dollars                                                              -


Interest Collections                                                                  2,097,645.85

Weighted Average Net Loan Rate                                                            9.21566%
Substitution Adjustment Amount                                                                0.00

Note Rate                                                                                 5.92375%

Term Notes                                                                         Amount              Factor
----------                                                                         ------              ------
Beginning Balance                                                                   272,716,000.00       1.0000000
Ending Balance                                                                      272,716,000.00       1.0000000
Principal                                                                                        -       0.0000000
Interest                                                                              1,436,001.25       5.2655556
Interest Shortfall                                                                            0.00       0.0000000
Security Percentage                                                                        100.00%

Variable Funding Notes                                                             Amount
----------------------                                                             ------
Beginning Balance                                                                             0.00
Ending Balance                                                                                0.00
Principal                                                                                     0.00
Interest                                                                                      0.00
Interest Shortfall                                                                            0.00
Security Percentage                                                                          0.00%


Certificates                                                                                  0.00



Beginning Overcollateralization Amount                                                  847,922.08
Overcollateralization Amount Increase (Decrease)                                        745,363.75
Outstanding Overcollateralization Amount                                              1,593,285.83
Overcollateralization Target Amount                                                   4,090,740.00

Credit Enhancement Draw Amount                                                                0.00
Unreimbursed Prior Draws                                                                      0.00


                                                                                                       Number         Percent
                                                                                           Balance    of Loans      of Balance
Delinquent Loans (30 Days)                                                              912,722.18       43            0.35%
Delinquent Loans (60 Days)                                                              163,136.30        7            0.06%
Delinquent Loans (90+ Days) (1)                                                          65,600.84        1            0.03%
Foreclosed Loans                                                                                 -        0            0.00%
REO                                                                                           0.00        0            0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                            Liquidation To-Date
Beginning Loss Amount                                                                         0.00
Current Month Loss Amount                                                                     0.00
Ending Loss Amount                                                                            0.00

                                                                               Special Hazard           Fraud       Bankruptcy
Beginning Amount                                                                              0.00            0.00          0.00
Current Month Loss Amount                                                                     0.00            0.00          0.00
Ending Amount                                                                                    -               -             -

Liquidation Loss Distribution Amounts                                                         0.00
Extraordinary Event Losses                                                                    0.00
Excess Loss Amounts                                                                           0.00

Capitalized Interest Account
Beginning Balance                                                                       329,589.36
Withdraw relating to Collection Period                                                   20,051.76
Interest Earned (Zero, Paid to Funding Account)                                               0.00
Total Ending Capitalized Interest Account Balance as of Payment Date                    309,537.60
Interest earned for Collection Period                                                     1,975.87
Interest withdrawn related to prior Collection Period                                     5,180.43

Funding Account
Beginning Funding Account Balance                                                       847,922.08
Deposit to Funding Account                                                              745,363.75
Payment for Additional Purchases                                                                 -
Ending Funding Account Balance as of Payment Date                                     1,593,285.83
Interest earned for Collection Period                                                     2,744.56
Interest withdrawn related to prior Collection Period                                       407.43

Prefunding Account
Beginning Balance                                                                    15,002,922.20
Additional Purchases during Revolving Period                                                  0.00
Excess of Draws over Principal Collections                                           (1,273,158.36)
Total Ending Balance as of Payment Date                                              13,729,763.84
Interest earned for Collection Period                                                    90,763.83
Interest withdrawn related to prior Collection Period                                   324,937.89

Reserve Account
Beginning Balance                                                                             0.00
Deposits to Reserve Account for current Payment Date                                          0.00
Withdrawals from Reserve Account for current Payment Date                                     0.00
Total Ending Reserve Account Balance as of current Payment Date                               0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00


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       Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Class A-2
                             Payment Date 02/26/2001
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

Servicing Certificate
Beginning Pool Balance                                                               59,262,332.09
Beginning PFA                                                                             2,497.76
Ending Pool Balance                                                                  58,295,695.99
Ending PFA Balance                                                                        2,497.76
Principal Collections                                                                 3,548,969.03
Principal Draws                                                                       2,582,332.93
Net Principal Collections                                                                        -
Active Loan Count                                                                              947

Current Month Repurchases - Units                                                                -
Current Month Repurchases - Dollars                                                              -


Interest Collections                                                                    436,898.01

Weighted Average Net Loan Rate                                                            8.47394%
Substitution Adjustment Amount                                                                0.00

Note Rate                                                                                 5.95875%

Term Notes                                                                         Amount              Factor
----------                                                                         ------              ------
Beginning Balance                                                                    59,284,000.00       1.0000000
Ending Balance                                                                       59,284,000.00       1.0000000
Principal                                                                                        -       0.0000000
Interest                                                                                314,007.59       5.2966667
Interest Shortfall                                                                            0.00       0.0000000
Security Percentage                                                                        100.00%

Variable Funding Notes                                                             Amount
----------------------                                                             ------
Beginning Balance                                                                             0.00
Ending Balance                                                                                0.00
Principal                                                                                     0.00
Interest                                                                                      0.00
Interest Shortfall                                                                            0.00
Security Percentage                                                                          0.00%


Certificates                                                                                  0.00



Beginning Overcollateralization Amount                                                  182,219.31
Overcollateralization Amount Increase (Decrease)                                        123,970.18
Outstanding Overcollateralization Amount                                                306,189.49
Overcollateralization Target Amount                                                     889,260.00

Credit Enhancement Draw Amount                                                                0.00
Unreimbursed Prior Draws                                                                      0.00


                                                                                                       Number         Percent
                                                                                           Balance    of Loans      of Balance
Delinquent Loans (30 Days)                                                              395,344.79        6            0.68%
Delinquent Loans (60 Days)                                                                       -        0            0.00%
Delinquent Loans (90+ Days) (1)                                                                  -        0            0.00%
Foreclosed Loans                                                                                 -        0            0.00%
REO                                                                                           0.00        0            0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                            Liquidation To-Date
Beginning Loss Amount                                                                         0.00
Current Month Loss Amount                                                                     0.00
Ending Loss Amount                                                                            0.00

                                                                               Special Hazard           Fraud       Bankruptcy
Beginning Amount                                                                              0.00            0.00          0.00
Current Month Loss Amount                                                                     0.00            0.00          0.00
Ending Amount                                                                                    -               -             -

Liquidation Loss Distribution Amounts                                                         0.00
Extraordinary Event Losses                                                                    0.00
Excess Loss Amounts                                                                           0.00

Capitalized Interest Account
Beginning Balance                                                                        69,169.93
Withdraw relating to Collection Period                                                    6,914.59
Interest Earned (Zero, Paid to Funding Account)                                               0.00
Total Ending Capitalized Interest Account Balance as of Payment Date                     62,255.34
Interest earned for Collection Period                                                       414.67
Interest withdrawn related to prior Collection Period                                     1,101.07

Funding Account
Beginning Funding Account Balance                                                       201,389.46
Deposit to Funding Account                                                            1,090,606.28
Payment for Additional Purchases                                                                 -
Ending Funding Account Balance as of Payment Date                                     1,291,995.74
Interest earned for Collection Period                                                       651.86
Interest withdrawn related to prior Collection Period                                        96.09

Prefunding Account
Beginning Balance                                                                         2,497.76
Additional Purchases during Revolving Period                                                  0.00
Excess of Draws over Principal Collections                                                    0.00
Total Ending Balance as of Payment Date                                                   2,497.76
Interest earned for Collection Period                                                        15.11
Interest withdrawn related to prior Collection Period                                    71,374.48

Reserve Account
Beginning Balance                                                                             0.00
Deposits to Reserve Account for current Payment Date                                          0.00
Withdrawals from Reserve Account for current Payment Date                                     0.00
Total Ending Reserve Account Balance as of current Payment Date                               0.00
Interest earned for Collection Period                                                         0.00
Interest withdrawn related to prior Collection Period                                         0.00

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